                                                                    EXHIBIT 99.2


                                VOTING AGREEMENT

        This VOTING AGREEMENT (this "Voting Agreement") is entered into as of this 11th day of April, 2001, by and among Autoweb.com, Inc., a Delaware corporation ("Company"), and those persons listed on Exhibit "A" hereto (collectively, the "Shareholders"), and, for the purpose of enforcing its rights under this Voting Agreement, Autobytel.com, Inc. a Delaware corporation ("Acquiror").

                                   WITNESSETH:

        WHEREAS, the Company has entered into that certain Acquisition Agreement of even date herewith (the "Agreement"; all capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Agreement), pursuant to which the Company will merge with a wholly owned subsidiary of Acquiror;

        WHEREAS, each Shareholder owns the shares, or rights to acquire shares of common stock of the Company (the "Company Common Stock") set forth on Exhibit A hereto opposite their respective names;

        WHEREAS, the Company and the Shareholders are entering into this Voting Agreement in order to fulfill the obligations of the Company under the Agreement;

        WHEREAS, the Shareholders believe that the terms of this Voting Agreement, and the transactions contemplated by the Agreement, are in the best interests of both the Company and the Shareholders, and the Company and the Shareholders will benefit substantially from the performance of the transactions and obligations thereunder;

        NOW, THEREFORE, as an inducement to Acquiror to enter into and to perform its obligations under the Agreement, and in consideration of the benefits to be realized by both the Company and the Shareholders from such performance, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Voting. Each Shareholder agrees that he, she or it shall vote or cause to be voted (or give a written consent with respect to) all of his, her, or its shares of Company Common Stock in favor of the Agreement and all transactions contemplated thereby.

        2. Restrictions on Transfer of Company Common Stock. Each Shareholder agrees that he, she, or it will not transfer, sell, assign, or otherwise dispose of, in whole or in part, the shares of Company Common Stock or any rights to purchase shares of Company Common Stock held by him, her, or it or any voting rights therein on or prior to the earlier of the termination of the Agreement, the Effective Time or September 30, 2001.

        3. Termination. This Voting Agreement and the obligations contained herein shall continue in effect for the period commencing on the date hereof and ending at the earliest of (i) the Effective Time, (ii) the date, if any, upon which the Agreement is terminated pursuant to the provisions of Section 7.1 thereof, (iii) September 30, 2001 or (iv) the date, if any, upon which the Acquiror and all parties hereto mutually agree to terminate the obligations and rights of the parties hereunder.

        4. Miscellaneous.


                (a) Additional Representations. Each Shareholder represents and warrants that (i) he, she or it has the requisite power and authority to enter into and perform this Voting Agreement; and (ii) the performance of this Voting Agreement by such Shareholder will not require him, her or it to obtain the consent, waiver or approval of any Person and will not violate, result in a breach of or constitute a default under any statute, regulation, agreement, judgment, consent, decree or restriction by which he, she or it is bound.

                (b) No Limitation on Discretion as Director. This Agreement is intended solely to apply to the exercise by each Shareholder in his or its individual capacity of rights attaching to ownership of the Company Common Stock, and nothing herein shall be deemed to apply to, or to limit in any manner the discretion of the Shareholder with respect to, any action which may be taken or omitted by him acting in his fiduciary capacity as a director of the Company.

                (c) Severability. In the event that any provision of this Voting Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Voting Agreement will continue in full force and effect and the application of such provision will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Voting Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

                (d) Amendments and Modification. This Voting Agreement may not be modified, mended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto. Notwithstanding the foregoing, this Voting Agreement may not be amended without the written consent of Acquiror.

                (e) Equitable Relief. Each Shareholder agrees that if he, she, or it fails to perform his, her or its obligations under this Voting Agreement for any reason, then Acquiror shall be entitled to specific performance and injunctive or other equitable relief, and each Shareholder hereby further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any injunctive or other equitable relief. This provision is without prejudice to any other rights that Acquiror may have against such Shareholder for any failure to perform his, her or its obligations under this Agreement.

                (f) Governing Law. This Voting Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of law, except to the extent that the laws of the State of Delaware govern the enforcement of voting agreements. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located in Orange County, California in connection with any matter based upon or arising out of this Voting Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of California for such Persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

                (g) Entire Agreement. This Voting Agreement contains the entire agreement and understanding of the parties hereto in respect of the subject matter hereof, and supersedes all prior negotiations and understandings among the parties with respect to such subject matters.

                (h) Counterparts. This Voting Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                (i) Binding Effect. During the term of this Voting Agreement, the rights and obligations of the parties hereto shall inure to the benefit of and be binding upon the parties and all transferees, assigns, and successors of the Shareholders with respect to shares of the Company Common Stock.

                (j) Capacity. The Shareholders are executing this Voting Agreement in their capacity as shareholders, and not in their capacity as directors or officers, and, without limiting their obligations as shareholders, nothing herein shall limit their actions or require any actions in any director or officer capacity.


                            [Signature Page Follows]

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.


                                            AUTOWEB.COM, INC.


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                                            AUTOBYTEL.COM, INC.


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                                            SHAREHOLDERS:



                                            GEOCAPITAL


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------




                                            TECHNOLOGY CROSSOVER VENTURES


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------

                                            ONWARD INFORMATION


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------



                                            ------------------------------------
                                            DEAN DEBIASE

                                    EXHIBIT A

                         Based on Information as of 1/31






        Name of Shareholder                 Shares Owned
        -------------------                 ------------
        Geocapital                            3,416,842

        Technology Crossover Ventures         2,715,323

        Onword Information                    1,864,863

        Dean DeBiase                            490,660